Members’ Capital	12 Months Ended
Dec. 31, 2024
Equity [Abstract]
Members’ Capital

12. Members’ Capital

The Company has two classes of equity units that it classifies as Members’ Capital: Class A common units (“Class A Common Units”) and Series C Preferred Units. As of December 31, 2024, Class A Common Units are held by 10 members, all of whom have no personal liability. All Class A common members have voting rights in proportion to their capital account.

During March 2023, the Company issued 17,371 Class A Common Units for $1,460. As of December 31, 2024 and 2023, Class A Common Units outstanding were both 20,000, respectively.

On October 1, 2023, the Company entered into restricted unit agreements with Mark Reynolds, the Executive Vice President of Sales, and Catherine Leslie, the Chief Financial Officer, pursuant to which the Company issued 200 restricted common units to each of Mark Reynolds and Catherine Leslie. Vesting of the restricted common units commences from the grant date and occur thereafter on the first day of each subsequent calendar month subject to the Company satisfying monthly earnings goals, measured two months in arrears in accordance with the vesting schedule.

As of December 31, 2024 and 2023, 44 and 16 restricted common units vested, respectively. Restricted common units outstanding as of December 31, 2024 and 2023 were 340 and 384, respectively. In addition, stock compensation expense was $20 and $7 as of December 31, 2024 and 2023, respectively.

There are two additional authorized unit classes: Class A preferred units and Class B profit units. Once Class B profit units are issued, the existing Class A common units will become Class A preferred units. Class A Preferred units will receive preferred treatment in terms of distributions and liquidation proceeds.